March 1, 2026

Global X Bitcoin Trend Strategy ETF

NYSE Arca: BTRN

2026 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/btrn. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2026, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

1

Global X Bitcoin Trend Strategy ETF

Ticker: BTRN Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Bitcoin Trend Strategy ETF (the “Fund”) seeks to provide investment results that correspond to the price and yield performance, before fees and expenses, of the CoinDesk Bitcoin Trend Indicator Futures Index (the “Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.95%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.95%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$97	$303	$525	$1,166

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75.95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the constituents of the CoinDesk Bitcoin Trend Indicator Futures Index (the "Underlying Index"), and in other securities the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the constituents that comprise the Underlying Index, such as U.S. listed Bitcoin Futures ETFs. In addition, in seeking to track the Underlying Index, the Fund may invest in debt securities that are not included in the Underlying Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds. The Fund's 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index systematically and dynamically allocates between (i) U.S. exchange-traded bitcoin futures contracts (“Bitcoin Futures”), and (ii) the Global X 1-3 Month T-Bill ETF (the “U.S. Treasury ETF”), a passively managed exchange-traded fund (“ETF”) and affiliate of the Fund. The Underlying Index allocates between these two exposures based on the value of the Bitcoin Trend Indicator (the “Signal”), a dynamic quantitative signal developed and administrated by CoinDesk Indices, Inc. (the “Index Provider”) which aims to detect the presence, direction, and strength of the price trend in bitcoin. The Signal seeks to achieve this using a combination of four exponential moving average calculations, which compute the average price of

2

bitcoin over explicit periods and are then combined into a single value. Based on the average of the four exponential moving average calculations, the Signal will have one of five possible values:

Trend Indicator Value	Indication	Description	Bitcoin Futures Exposure
1	Significant Uptrend	All four inputs have a value of +1	100%
0.5	Uptrend	Three of four inputs have a value of +1, and one input has a value of -1	75%
0	No Trend	Two of four inputs have a value of +1, and two inputs have a value of -1	50%
-0.5	Downtrend	Three of four inputs have a value of -1, and one input has a value of +1	25%
-1	Significant Downtrend	All four inputs have a value of -1	0%

As described in the chart above, at each scheduled rebalance date, the Underlying Index increases its allocation to Bitcoin Futures when the value of the Signal is higher, and decreases its allocation to Bitcoin Futures when the value of the Signal is lower. The Signal relies on a comparison of recent bitcoin prices to older bitcoin prices to gauge the presence, strength and direction of the bitcoin price trend. This approach can present several risks, including but not limited to: (1) a lag in trend identification, (2) frequent reversal of the trend, (3) sensitivity to specific data periods which determine the Signal, (4) market volatility that contributes to more erratic trends and/or (5) a change in the trends that deviates materially from the historical observations used to develop the Signal. Generally speaking, these risks could reduce the effectiveness of the Signal at identifying bitcoin price trends, and may contribute to higher turnover in certain circumstances. The Adviser does not intend to deviate from the Signal.

The Underlying Index allocates to Bitcoin Futures in accordance with the methodology of the CoinDesk Bitcoin Futures Excess Return Index (“Bitcoin Futures Sub-Index”). The Bitcoin Futures Sub-Index seeks to measure the performance of the nearest maturing, monthly CME-listed Bitcoin Futures contract, including the “roll yield” that is generated as the Bitcoin Futures Sub-Index transitions (rolls) from the current futures contract to the next. The Bitcoin Futures Sub-Index is a “rolling index” — the roll occurs over a four-day roll period every month, effective prior to the close of trading one week preceding the last trading date of the futures contract. The last trading date of Bitcoin Futures contracts is generally the last Friday of the contract month. The Bitcoin Futures Sub-Index rolls monthly and distributes the weights in equal 25% increments each day over the four-day roll period.

The Fund seeks to allocate to Bitcoin Futures and/or the U.S. Treasury ETF in proportion to the Underlying Index.

Investment in an underlying ETF holding U.S. Government securities, cash and cash alternatives may be used to provide most, or even all, of the Fund’s exposure to such instruments, and it is possible that the Fund may or may not invest directly in any U.S. Government securities and cash and cash alternatives. Bitcoin Futures contracts will be standardized, cash-settled Bitcoin Futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Such contracts are traded on at least one other exchange, but the Fund will only invest in cash-settled Bitcoin Futures contracts traded on, or subject to the rules of, the Chicago Mercantile Exchange (“CME”).

The Fund will invest substantially all of its assets in “long” positions in listed Bitcoin Futures contracts and in U.S. Government securities, cash and cash equivalents, including indirectly by investment in underlying ETFs holding U.S. Government securities, including the U.S. Treasury ETF. To be “long” means to hold or be exposed to a security or instrument with the expectation that its value will increase over time. The Fund will benefit if it has a long position in a security or instrument that increases in value. The Fund seeks to gain exposure to Bitcoin Futures, in whole or in part, through investments in a subsidiary organized in the Cayman Islands, namely the Global X Bitcoin Trend Strategy Subsidiary Limited (the “Global X Subsidiary”). The Global X Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the Global X Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. However, there are cure periods for certain violations of the asset diversification requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment in the Global X Subsidiary is intended to

3

provide the Fund with exposure to Bitcoin Futures while enabling the Fund to satisfy source-of-income requirements that apply to RICs under the Code. The Fund will allocate to Bitcoin Futures in proportion to the value of the Signal and rebalance dynamically in alignment with the Underlying Index. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Global X Subsidiary.

Bitcoin is a digital asset of which the ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows an agreed upon set of rules and procedures. This network is referred to as the "Bitcoin network," and the rules and procedures governing the Bitcoin network are commonly referred to as the "Bitcoin protocol." The Bitcoin network allows people to exchange tokens of value, called bitcoin, which are recorded on a public transaction ledger known as the “Bitcoin blockchain.” Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. Although nascent in use, bitcoin may be used as a medium of exchange, unit of account or store of value. The value of bitcoin, like the value of other digital assets, is not backed by any government, corporation or other identified body. Ownership and the ability to transfer or take other actions with respect to bitcoin is protected through the Bitcoin protocol, which allows bitcoin to be sent to a publicly available address that is generated from a private numerical key, but which prevents anyone other than the holder of such private numerical key from accessing the bitcoin associated with the publicly available address. The supply of bitcoin is constrained or formulated by its protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. Bitcoin was released in 2009 and, as a result, there is little data on its long-term investment potential. Bitcoin is not backed by a government-issued legal tender. Bitcoin is “stored” or reflected on a blockchain. A blockchain is a distributed, digital ledger that records and stores transaction data of digital assets in units called “blocks.” The Fund will not invest in bitcoin directly.

The Fund generally uses a representative sampling strategy with respect to the Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its total assets, plus borrowings for investment purposes (if any), in the constituents of the CoinDesk Bitcoin Trend Indicator Futures Index (the "Underlying Index"), and in other securities the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the constituents that comprise the Underlying Index, such as U.S. listed Bitcoin Futures ETFs.. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in Bitcoin Futures and/or the U.S. Treasury ETF in approximately the same extent as the Underlying Index is concentrated. As of December 31, 2025, the Underlying Index has significant exposure to Bitcoin Futures.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund may not be suitable for all investors and investors should carefully consider and fully understand the risks involved in the Fund’s investment strategy. The Fund’s indirect exposure to bitcoin may make the Fund a more volatile investment than other funds. The value of an investment in the Fund could decline significantly and without warning, including to zero. An investor should be in a position to bear the potential loss of their entire investment in the Fund. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of the Fund's Prospectus and in the Statement of Additional Information (“SAI”).

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

4

Bitcoin Futures Risk: A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. The risks of futures contracts include but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. Trading in the cash bitcoin market remains difficult as compared to more traditional cash markets, and in particular short selling bitcoin remains challenging and costly. As a result of these features of the bitcoin cash market, market makers and arbitrageurs may not be as willing to participate in the Bitcoin Futures market as they are in other futures markets. Each of these factors may increase the likelihood that the price of Bitcoin Futures will be volatile and/or will deviate from the price of bitcoin. Bitcoin Futures may experience significant price volatility. Exchange-specified collateral for Bitcoin Futures is substantially higher than for most other futures contracts, and collateral may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, futures commission merchants (FCMs) may require collateral beyond the exchange’s minimum requirement. FCMs may also restrict trading activity in Bitcoin Futures by imposing position limits, prohibiting selling short the future or prohibiting trades where the executing broker places a trade on behalf of another broker (so-called “give-up transactions”). Although the Fund will only take long positions in Bitcoin Futures, restrictions on the ability of certain market participants to take short Bitcoin Futures positions may ultimately constrain the Fund’s ability to take long positions in Bitcoin Futures or may impact the price at which the Fund is able to take such positions. Bitcoin Futures are subject to daily limits that may impede a market participant’s ability to exit a position during a period of high volatility. See “Derivatives Risk.”

Crypto asset trading platforms where bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Fund’s Bitcoin Futures) have experienced technical and operational issues, making bitcoin prices unavailable at times. During periods of high volatility for bitcoin prices, the prices at which bitcoin traded on various crypto asset trading platforms have diverged, and some bitcoin trading platforms have experienced issues relating to account access and trade execution during such periods. The cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing, volatility and liquidity of the futures contracts. In addition, if settlement prices for Bitcoin Futures are unavailable (which may occur following a trading suspension imposed by the trading platform due to large price movements or following a fork of Bitcoin, or for other reasons) or the Adviser's Valuation Committee determines such settlement prices are unreliable, the fair value of the Fund’s Bitcoin Futures may be determined by reference, in whole or in part, to the cash market in bitcoin. See “Valuation Risk”. These circumstances may be more likely to occur with respect to Bitcoin Futures than with respect to futures on more traditional assets.

Additionally, because the Fund does not intend to invest in bitcoin directly, it intends to only invest in cash-settled Bitcoin Futures. This means that if the market for Bitcoin Futures grows towards favoring physically-settled instruments (meaning futures contracts that are settled by the actual delivery of bitcoin in exchange for payment by the purchaser of the futures price agreed to at the outset of the contract), the Fund will likely not benefit from this market growth. There is no way to predict whether additional new offerings of Bitcoin Futures will be cash-settled or physically-settled.

The price for Bitcoin Futures is based on a number of factors, including the supply of and the demand for Bitcoin Futures. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for Bitcoin Futures. In the past, increased demand paired with supply constraints and other factors have caused Bitcoin Futures to trade at a significant premium to the “spot” price of bitcoin. Additional demand, including demand resulting from the purchase, or anticipated purchase, of futures contracts by the Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or how long such conditions will continue. To the extent the Fund purchases Bitcoin Futures at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring Bitcoin Futures at a lower price and buy a

5

longer-dated Bitcoin Futures at a higher price. The price difference between the expiring contract and longer-dated contract associated with rolling Bitcoin Futures is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin Futures have historically experienced extended periods of contango. Contango in the Bitcoin Futures market may have a significant adverse impact on the performance of the Fund and may cause Bitcoin Futures to underperform spot bitcoin. Additionally, because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled Bitcoin Futures less frequently.

Derivatives Risk: The Fund will gain exposure to bitcoin indirectly by investing in Bitcoin Futures, a type of derivative instrument. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the price of bitcoin may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the relevant reference asset, bitcoin. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

ETF Investment Risk: The Fund is subject to the same risks as underlying ETFs in which it may invest, including: that the underlying ETF’s shares may trade at a premium or discount to NAV; that an underlying ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; that an active trading market for an underlying ETF’s shares may not develop or be maintained; that trading in an underlying ETF’s shares may be halted in certain circumstances; and that an underlying ETF may fail to achieve its investment objective, which may adversely affect the value of the Fund’s investment in the underlying ETF and the overall performance of the Fund. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance.

An underlying ETF that seeks to track an underlying index may experience tracking error in relation to the index. Further, a lack of liquidity may result in the underlying ETF’s value being more volatile than the underlying portfolio securities. Underlying ETFs in which the Fund invests may be non-diversified under the Investment Company Act of 1940 and its shares may be more volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities. In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Changes to interest rates may also adversely affect the value and liquidity of the U.S. Treasury obligations. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline. Notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative "debt ceiling," which can in turn drive debt higher. Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

Bitcoin Risk: Bitcoin is a relatively new asset with a limited history. It is subject to unique and substantial risks, and historically has been a highly speculative asset and has experienced significant price volatility. While the Fund will not invest directly in bitcoin, the value of the Fund’s investments in Bitcoin Futures and bitcoin futures funds is subject to fluctuations in the value of the bitcoin, which may be highly volatile.

The value of bitcoin is determined by supply and demand in the global market, which consists primarily of transactions of crypto asset trading platforms (“Crypto Trading Platforms”). Pricing on Crypto Trading Platforms and/or other venues could drop precipitously for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, a flaw or operational issue in the bitcoin network, or users preferring competing digital assets. The further development of bitcoin as an asset and the growing acceptance and use of bitcoin in the marketplace are subject to a variety of factors that are difficult to

6

evaluate. Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion, or a contraction in the use of bitcoin, may result in increased volatility in its value. Legal or regulatory changes may negatively impact the operation of bitcoin’s network or protocols or restrict the ability to use bitcoin. Additionally, bitcoin transactions are irrevocable and stolen or incorrectly transferred bitcoin may be irretrievable. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, Bitcoin Futures, and the Fund.

Bitcoin also is subject to the risk of fraud, theft and manipulation, as well as security failures and operational or other problems that impact bitcoin trading venues. Unlike the exchanges utilized by traditional assets, such as equity and bond securities, Crypto Trading Platforms are largely unregulated. As a result, individuals or groups may engage in fraud and investors in bitcoin may be more exposed to the risk of theft and market manipulation than when investing in more traditional asset classes. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses, which could ultimately impact bitcoin utilization, the price of bitcoin and the value of Fund investments with indirect exposure to bitcoin. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders, who may have the ability to manipulate the price of bitcoin. In addition, Crypto Trading Platforms are subject to the risk of cybersecurity threats and in the past have been breached, resulting in the theft and/or loss of digital assets, including bitcoin. A risk also exists with respect to malicious actors or previously unknown vulnerabilities in the network or its protocols, which may adversely affect the value of bitcoin. The price of bitcoin may be impacted by market fragmentation. Fragmentation in the bitcoin market can lead to price discrepancies between different Crypto Trading Platforms. Traders seeking to exploit such price differences through arbitrage may influence the short-term price of bitcoin.

Additionally, bitcoin price volatility may arise from the announcement of regulations and/or regulatory action. Changes in investor sentiment as a result of regulatory uncertainty may lead to sell-offs and negatively impact the price of bitcoin, Bitcoin Futures, and the Fund.

Additionally, the emergence of other public blockchains that seek to serve as alternative payment services can serve as a threat to bitcoin. For example, some competitors utilize zero- knowledge cryptography to enhance privacy and security of their blockchains. Zero-knowledge cryptography is a protocol that allows one party (the prover) to prove to another party (the verifier) that they know a piece of information without revealing contents of that information. Such advancements in privacy and security from competitors could serve as a threat to the dominance of bitcoin.

Bitcoin also faces significant scaling obstacles that can lead to high fees or slow transaction settlement times. As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network has been, at times, at capacity, which has led to increased transaction fees. Increased fees and decreased settlement speeds could preclude certain use cases for bitcoin (e.g., micropayments), and could reduce demand for and the price of bitcoin, which could adversely impact the Fund’s indirect bitcoin exposure. There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of transactions in bitcoin will be effective, or how long these mechanisms will take to become effective, which could adversely impact the Fund’s indirect bitcoin exposure.

There are also challenges associated with Bitcoin’s substantial past and future dependence on “layer 2” solutions. “Layer 2” solutions are protocols that act on top of layer 1 blockchains (i.e., Bitcoin). Although such protocols provide many advantages to the blockchain, they also introduce additional risks, particularly when used to facilitate transaction off the blockchain, including but not limited to centralization risk, security risk, interoperability risk, trust risk, transparency risk and regulatory risk.

•Centralization Risk: Layer 2 solutions can introduce centralization risk to the blockchain if a significant portion of the network of the layer 2 is controlled by certain entities.
•Security Risk: Layer 2 solutions introduce new attack vectors, that expose more vulnerabilities that could lead to a security breach.
•Interoperability Risk: Layer 2 solutions may not be compatible with each other. This can create fragmentation within the bitcoin ecosystem.
•Trust Risk: Layer 2 solutions often require the trust of third-party operators/providers. This challenges the “trustless” nature of blockchain.

7

•Transparency Risk: transactions that occur off the blockchain may not follow the same protocol as the blockchain (i.e., Bitcoin), which may increase the potential for disputes between the transacting parties
•Regulatory Risk: Regulators could impose rules pertaining to layer 2 solutions that could decrease the advantages they provide to the bitcoin ecosystem.

The price of bitcoin may be impacted by speculative and/or unexpected events. Due to the nascent nature of the asset class, these events may be precipitated by a small number of influential individuals or companies. Such individuals and companies can negatively impact the price of bitcoin even though they are not related to the security or utility of the blockchain. The price of bitcoin has experienced increased volatility resulting from the statements and actions of individuals in the bitcoin and broader technology community. Filings by companies and social media statements by prominent individuals have in the past and may in the future have an outsized impact on the price of bitcoin relative to fundamental value considerations. To the extent that the actions of one or more companies or individuals leads to an increase in the price of bitcoin, a reversal of such position by the company or individual may have a sharp, negative impact on the price of bitcoin, Bitcoin Futures, and the Fund.

For more detailed information on the risks related to bitcoin, see “A Further Discussion of Principal Risks – Bitcoin Risk”.

The Fund will not invest in bitcoin directly.

Commodities Regulatory Risk: Under regulations promulgated by the CFTC, the Fund and the Global X Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. Global X has registered as a commodity pool operator and manages the Fund and the Global X Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Commodity pools are subject to additional laws, regulations and enforcement policies, all of which may increase compliance costs and may affect the operations and financial performance of the Fund and the Global X Subsidiary. Additionally, positions in futures, options, and other contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses. The regulation of commodity transactions is subject to change and the effect of future regulatory changes are impossible to predict but could adversely impact the Fund. Such changes may compel the Fund to consider significant changes, including substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.

Cryptocurrency Risk: The Fund is exposed to the risks of investing in cryptocurrencies such as bitcoin or ether. Cryptocurrencies are a relatively new and highly speculative investment. Because the Fund may, at times, focus its investments in cryptocurrencies, it may be susceptible to increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole.

Cryptocurrency, often referred to as “virtual currency” or “digital currency,” operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. The Fund will have exposure to cryptocurrencies indirectly through investments in derivative instruments and may have exposure to cryptocurrencies other than bitcoin or ether. Cryptocurrencies operate without central authority or banks and are not backed by any government. Cryptocurrencies may experience very high volatility, and related investment vehicles that invest in cryptocurrencies may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges have stopped operating and have permanently shut down due to fraud, technical glitches, hackers or malware. Cryptocurrency exchanges are new, largely unregulated, and may be more exposed to fraud. The risks associated with cryptocurrencies are set forth below.

Cryptocurrency Custody Risk: Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The cryptocurrencies held by a cryptocurrency ETPs’ custodian may be an appealing target to hackers or malware distributors seeking to destroy, damage or steal a cryptocurrency ETPs’ cryptocurrency. To the extent that the cryptocurrency ETPs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, a cryptocurrency ETP’s cryptocurrencies may be subject to theft, loss, destruction or other attack.

Cryptocurrency ETPs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the cryptocurrency ETPs and the security procedures may not protect against all errors,

8

software flaws or other vulnerabilities in an cryptocurrency ETP’s technical infrastructure, which could result in theft, loss or damage of its assets. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss.

Cryptocurrency Derivatives Counterparty Risk: Transactions in some types of derivatives, such as options on cryptocurrency futures ETFs or spot cryptocurrency ETPs, are required to be centrally cleared. In transactions involving cleared derivatives, the Fund’s counterparty will be a clearing house. As only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund must hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments to and from a clearing house (including margin payments) through their accounts at clearing members. Customer funds held at a clearing house in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy other clients’ losses. Also, in the event of a clearing member’s bankruptcy, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which increases the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Cryptocurrency Derivatives Liquidity Risk: The market for derivatives on cryptocurrency-related instruments is still developing and may be subject to periods of illiquidity which may lead to difficulty in buying or selling a position at a desired price. Additionally, periods of increased volatility and market disruptions can make it difficult to find a counterparty willing to transact at a reasonable price and size. Illiquid markets may cause significant losses. Also, the large size of the positions which the Fund may engage in increases the difficulty of liquidation and potentially increases the risk of losses. These larger positions may also impact the price of options or other derivatives on cryptocurrency-related instruments.

Cryptocurrency Tax Risk: By investing in cryptocurrency-related instruments indirectly through the Global X Subsidiary, the Fund will obtain exposure to cryptocurrency within the federal tax requirements that apply to the Fund. However, because the Global X Subsidiary is a controlled foreign corporation, any income received by the Fund from its investments in the Global X Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Digital Asset Regulatory Risk: Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of the Fund’s investments in cryptocurrency ETPs, options on cryptocurrency futures ETFs, options on cryptocurrency ETPs or options on a cryptocurrency ETP Index, and cryptocurrency futures ETFs, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of Ether, staking, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the digital ledger that securely records cryptocurrency transactions, or the digital asset markets generally. Such occurrences could also impair the ability of a cryptocurrency futures ETF or cryptocurrency ETP to meet its investment objective pursuant to its investment strategy.

Fork and Air Drop Risk: When cryptocurrencies experience a fork or an air drop, a holder of the cryptocurrency typically will receive an additional cryptocurrency or will be entitled to claim an additional cryptocurrency. These additional cryptocurrencies may have significant value, and the value of cryptocurrency may decline significantly following a fork or air drop. Because the Fund and the cryptocurrency futures ETFs do not hold ether directly, they will not be entitled to participate in any fork or air drop, but they will be adversely impacted by any resulting decline in the price of ether due to the cryptocurrency futures ETF’s holdings of cryptocurrency futures. Some futures exchanges may in the future publish mechanisms intended to compensate holders of cryptocurrency futures for the loss in value following certain forks that meet specified criteria, there can be no assurance that these mechanisms will adequately compensate the Fund or the cryptocurrency futures ETFs for the full loss of value or that any particular fork will meet the criteria for an adjustment. In particular, there is substantial uncertainty as to how these adjustment mechanisms will

9

be implemented by the exchanges in practice, both in terms of what forks and air drops will trigger an adjustment, and whether a holder of cryptocurrency futures will receive a cash adjustment or an additional futures contract linked to the new digital asset. Because of the uncertainty around these adjustment mechanisms, it is also possible that a significant fork of ether could lead to extended trading halts for the ether futures held by the cryptocurrency futures ETF, which could lead to significant liquidity and valuation risks for the cryptocurrency futures ETFs and its relative derivatives as well as the Fund. It is possible that a fork of ether could substantially reduce the value of the cryptocurrency futures held by the cryptocurrency futures ETFs.

Irrevocability of Transactions Risk: Cryptocurrency transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the blockchain, an incorrect transfer or theft of ether generally will not be reversible, and a cryptocurrency ETP may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or other criminal action, a cryptocurrency ETP’s ether could be transferred from a cryptocurrency ETP’s custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Focus Risk: The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are focused in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Geographic Risk: The Fund’s investments in securities of issuers located in a particular country or geographic region may subject the Fund to certain risks to a greater extent than if its investments were less focused, including: natural, biological or other disasters and the spread of infectious diseases; economic, political and social instability; security concerns; and trade disputes with key trading partners. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations in a particular country or region, including, but not limited to:

Risk of Investing in Developed Markets: Investments in a developed country’s issuer may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Indexing Strategy Risk: The Fund is generally not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund make similar changes to its portfolio. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

10

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Representative Sampling Risk: Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the Underlying Index and resemble the Underlying Index in terms of risk factors and other key characteristics. When the Fund utilizes a representative sampling strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may not have an investment profile similar to those of the Underlying Index.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Interest Rate Risk: Interest rate risk refers to fluctuations in the value of fixed income securities resulting from changes in the level of interest rates. When interest rates decline, prices of fixed-income securities generally increase; and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Variable and floating rate securities also increase or decrease in value in response to changes in interest rates, although generally are less sensitive to interest rate changes than fixed rate securities. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the Fund’s Shares.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. The Fund may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issues may expose the Fund to the market volatility of that specific security or issuer if the security performs worse than the market as a whole, which could adversely affect the Fund’s performance.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund and its investments. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Trade policy, including the imposition of tariffs, may dampen consumer spending and result in decreased confidence in the markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious diseases, inflation and recessions, changes in interest or exchange rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets.

Model Risk: If the models and information and data used in developing the Bitcoin Trend Indicator (“BTI”) prove to be incorrect or incomplete, any investment decisions made in reliance on the data may not produce the desired results and the Fund may realize losses. Models used to calculate the BTI may also be impacted by volatility in bitcoin prices. Furthermore, the success of models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All models are susceptible to input errors which may cause the resulting information to be incorrect.

11

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"), which means that the Fund may invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Certain shareholders, including an Authorized Participant, the Adviser, an affiliate of the Adviser, or funds managed by the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risk of Investing in Bitcoin Futures Contracts Risk: A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. The risks of futures contracts include but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

12

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Subsidiary Investment Risk: By investing in the Global X Subsidiary, the Fund is indirectly exposed to the risks associated with the Global X Subsidiary’s investments and operations. The derivative instruments and other investments held by the Global X Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Global X Subsidiary. There can be no assurance that the investment objective of the Global X Subsidiary will be achieved. The Global X Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Global X Subsidiary, and the Fund and the Global X Subsidiary are both managed by the Adviser, making it unlikely that the Global X Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Global X Subsidiary, and the Fund’s role as sole shareholder of the Global X Subsidiary. In adhering to the Fund’s investment restrictions and limitations, the Adviser will treat the assets of the Global X Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Global X Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Global X Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.

Tax Risk: The Fund intends to qualify as a regulated investment company ("RIC"). The Fund expects to obtain exposure to bitcoin by purchasing listed futures contracts. The Fund intends to invest in such contracts, in whole or in part, indirectly through the Global X Subsidiary. In order for the Fund to qualify as a RIC, the Fund must, amongst other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from qualifying income. Income from listed Bitcoin Futures contracts in which the Fund invests directly may not be considered qualifying income. The Fund will seek to limit such income so as to qualify as a RIC. The Fund will seek to limit such income through the Global X Subsidiary so as to qualify as a RIC. If a fund experiences difficulty in satisfying RIC source-of-income requirements, or other RIC qualification requirements, existing laws generally permit the fund to take certain actions to bring itself back into compliance. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders. See “Taxes – Fund Taxation” section of the Statement of Additional Information for further discussion.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when Shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as cryptocurrency-related instruments, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Investments in digital asset-related products are intended to reflect the price of digital assets, less fees and expenses, and the shares may trade at a substantial premium to the net asset value of such assets. As such, the price of digital asset-related products may go down even if the price of the underlying digital asset remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

13

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with the Fund's broad-based benchmark index, which reflects a broad measure of market performance, and the Underlying Index, which the Fund seeks to track. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.
Annual Total Returns (Years Ended December 31)

Best Quarter:	6/30/2025	16.12%
Worst Quarter:	12/31/2025	(8.75)%

14

Average Annual Total Returns (for the Periods Ended December 31, 2025)

	One Year Ended December 31, 2025	Since Inception (03/20/2024)
Global X Bitcoin Trend Strategy ETF
·Return before taxes	4.81%	5.41%
·Return after taxes on distributions[1]	-4.49%	-0.55%
·Return after taxes on distributions and sale of Fund Shares	2.86%	1.66%
S&P 500 Index (USD) (TR) (Index returns do not reflect deduction for fees, expenses, or taxes)	17.88%	17.88%
CoinDesk Bitcoin Trend Indicator Futures Index (USD) (TR) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	2.79%	6.87%
1 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Lu have been Portfolio Managers of the Fund since March 2024.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called “Creation Units”. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, salespersons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

15